Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

September 30, 2015

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

September 30, 2015

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit (2) Lexington’s ability to achieve its estimate of Company FFO for the year ending December 31, 2015, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS THIRD QUARTER 2015 RESULTS

Raises 2015 Company FFO Guidance Range to $1.05 - $1.07 per Share

New York, NY - Thursday, November 5, 2015 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the third quarter ended September 30, 2015.

Third Quarter 2015 Highlights

•	Generated Company Funds From Operations (“Company FFO”) of $66.9 million, or $0.27 per diluted common share.
•	Disposed of three properties for gross disposition proceeds of $135.7 million.
•	Invested $25.5 million in on-going build-to-suit projects.
•	Completed an industrial build-to-suit property for $22.1 million.
•	Leased approximately 800,000 square feet with overall portfolio 96.5% leased.
•	Retired $55.0 million of secured debt.
•	Refinanced credit facility and term loans extending the maturities by two years and reducing interest rates by 15 to 65 basis points.
•	Announced a 10.0 million common share repurchase authorization and repurchased 1.6 million common shares, at an average price of $8.34 per share, as of the date of this press release.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “We are raising our Company FFO guidance for 2015 as a result of strong execution in all aspects of our business. During the third quarter, same-store rent increased 2.8%, reflecting that approximately 80% of our revenue now comes from leases with escalating rents. In the fourth quarter, we expect to close on two substantial build-to-suit projects that are estimated to contribute approximately $22.5 million to revenue next year.”

FINANCIAL RESULTS

Revenues

For the quarter ended September 30, 2015, total gross revenues were $105.4 million, a 1.1% decrease compared with total gross revenues of $106.6 million for the quarter ended September 30, 2014. The decrease is primarily due to 2015 property sales and lease expirations, partially offset by revenue generated from property acquisitions and new leases signed.

Company FFO

For the quarter ended September 30, 2015, Lexington generated Company FFO of $66.9 million, or $0.27 per diluted share, compared to Company FFO for the quarter ended September 30, 2014 of $68.7 million, or $0.28 per diluted share. The calculation of Company FFO and a reconciliation to net income (loss) attributable to common shareholders is included later in this press release.

Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended September 30, 2015 of $0.17 per common share/unit, which was paid on October 15, 2015 to common shareholders/unitholders of record as of September 30, 2015. Lexington also declared two dividends of $0.8125 per share each on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which will be paid on November 16, 2015 and February 16, 2016 to Series C Preferred Shareholders of record as of October 30, 2015 and January 29, 2016, respectively.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended September 30, 2015, net loss attributable to common shareholders was $(7.6) million, or $(0.03) per diluted share, compared with net income attributable to common shareholders for the quarter ended September 30, 2014 of $38.7 million, or $0.17 per diluted share.

OPERATING ACTIVITIES

Investment Activity

During the quarter, Lexington completed the following build-to-suit project, which is subject to a lease having a term in excess of ten years (an “LTL”).

Acquisition

Tenant	Location	Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Term (Yrs)
Stella & Chewy's LLC	Oak Creek, WI	LTL - Industrial	$22,139	$1,865	8.4%	9.5%	20

In addition, Lexington acquired a consolidated joint venture partner's interest in an office property in Philadelphia, Pennsylvania for $4.0 million, raising Lexington's ownership in the office property from 87.5% to 100.0%.

Lexington also funded $25.5 million of the projected costs of the following projects:

On-going Build-to-Suit Projects

Location	Sq. Ft.	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 9/30/2015 ($000)	Estimated Completion/ Acquisition Date
Richmond, VA	330,000	LTL - Office	15	$110,137	$97,830	4Q 15
Anderson, SC	1,325,000	LTL - Industrial	20	70,012	12,708	2Q 16
Lake Jackson, TX	664,000	LTL - Office	20	166,164	45,008	4Q 16
Houston, TX(1)	274,000	LTL - Retail/Specialty	20	86,491	28,602	3Q 16
	2,593,000			$432,804	$184,148

1.	Lexington has a 25% interest as of September 30, 2015. Lexington may provide construction financing up to $56.7 million to the joint venture.

In addition, Lexington has committed to acquire the following properties upon completion of construction:

Forward Commitments

Location	Property Type	Estimated Acquisition Cost ($000)	Lease Term (Years)	Estimated Initial Cash Yield	Estimated GAAP Yield	Estimated Acquisition Date
Richland, WA	LTL - Industrial	$152,000	20	7.1%	8.6%	4Q 15
Detroit, MI	LTL - Industrial	29,680	20	7.4%	7.4%	1Q 16
		$181,680		7.2%	8.4%

Capital Recycling

Property Dispositions

Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized NOI ($000)	Month of Disposition
Wagner Industries, Inc.	Jacksonville, FL	Industrial	$1,850	$313	July
Lockheed Martin Corporation	Orlando, FL	Office	12,800	955	July
Multi-tenant(1)	Baltimore, MD	Office	121,000	8,318	August
			$135,650	$9,586

1.	$55.0 million non-recourse mortgage loan assumed at closing.

Balance Sheet

On September 1, 2015, Lexington entered into a new $905.0 million unsecured credit agreement, which replaced Lexington's existing revolving credit facility and term loans. With lender approval, Lexington can increase the size of the new facility to an aggregate $1.8 billion. A summary of the significant terms are as follows:

	Prior Maturity Date	New Maturity Date	Prior Interest Rate	Current Interest Rate
$400.0 Million Revolving Credit Facility(1)	02/2017	08/2019	L + 1.15%	L + 1.00%
$250.0 Million Term Loan(2)	02/2018	08/2020	L + 1.35%	L + 1.10%
$255.0 Million Term Loan(3)	01/2019	01/2021	L + 1.75%	L + 1.10%

1.	Maturity date can be extended to 08/2020 at Lexington's option.
2.	Lexington previously entered into aggregate interest rate swap agreements, which fix the LIBOR component of this loan at 1.09% through 02/2018.
3.	Lexington previously entered into aggregate interest rate swap agreements, which fix the LIBOR component of this loan at 1.42% through 01/2019.

In July 2015, Lexington announced a new 10.0 million common share repurchase authorization (inclusive of all outstanding prior authorizations). As of the date of this earnings release, 1,594,644 common shares have been repurchased at an average price of $8.34 per share.

In August 2015, approximately $0.4 million original principal amount 6.00% Convertible Guaranteed Notes due 2030 (“6.00% Notes”) were satisfied for cash, reducing the outstanding balance of this note issuance to $12.4 million. All common shares that are issuable upon conversion of the 6.00% Notes are treated as outstanding for diluted Company FFO calculations.

Leasing

During the third quarter of 2015, Lexington executed the following new and extended leases:

	LEASE EXTENSIONS

	Location	Prior Term	Lease Expiration Date	Sq. Ft.

	Office/Multi-Tenant Office

1	Rockaway, NJ	06/2026	12/2027	60,258
2-4	Various (AZ, HI)	2015	2016-2021	34,758
4	Total office lease extensions			95,016

	Industrial

1	Erwin, NY	11/2016	11/2026	408,000
2	Orlando, FL	03/2016	03/2021	205,016
2	Total industrial lease extensions			613,016

	Retail

1	Tulsa, OK	05/2016	05/2026	43,123
1	Total retail lease extensions			43,123

7	Total lease extensions			751,155

	NEW LEASES

	Location	Lease Expiration Date	Sq. Ft.

	Office/Multi-Tenant Office
1	Foxboro, MA	02/2017	8,151
2	Rockaway, NJ	12/2027	32,068
2	Total new office leases		40,219

2	Total new leases		40,219

9	TOTAL NEW AND EXTENDED LEASES		791,374

As of September 30, 2015, Lexington's portfolio was 96.5% leased, excluding properties owned subject to mortgages in default.

2015 EARNINGS GUIDANCE

Lexington raised its Company FFO guidance to an expected range of $1.05 to $1.07 from $1.02 to $1.06 to per diluted share for the year ended December 31, 2015. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

THIRD QUARTER 2015 CONFERENCE CALL

Lexington will host a conference call today, Thursday, November 5, 2015, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended September 30, 2015. Interested parties may participate in this conference call by dialing 877-407-0789 or 201-689-8562. A replay of the call will be available through November 19, 2015, at 877-870-5176 or 858-384-5517, pin: 13622695. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.68 per common share/unit, (2) Lexington's ability to achieve its estimate of Company FFO for the year ending December 31, 2015, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Gross revenues:
Rental	$98,095	$98,941	$300,551	$292,870
Tenant reimbursements	7,343	7,631	23,662	23,165
Total gross revenues	105,438	106,572	324,213	316,035
Expense applicable to revenues:
Depreciation and amortization	(39,712)	(39,022)	(121,795)	(114,732)
Property operating	(13,484)	(15,504)	(45,600)	(46,634)
General and administrative	(6,734)	(6,426)	(22,526)	(21,035)
Non-operating income	2,515	4,217	8,213	10,369
Interest and amortization expense	(21,931)	(24,321)	(68,273)	(73,456)
Debt satisfaction gains (charges), net	(398)	(455)	13,753	(7,946)
Impairment charges	(32,818)	(2,464)	(34,070)	(18,864)
Gains on sales of properties	1,733	—	23,307	—
Income (loss) before provision for income taxes, equity in earnings of non-consolidated entities and discontinued operations	(5,391)	22,597	77,222	43,737
Provision for income taxes	(75)	(72)	(464)	(947)
Equity in earnings of non-consolidated entities	266	173	938	246
Income (loss) from continuing operations	(5,200)	22,698	77,696	43,036
Discontinued operations:
Income from discontinued operations	—	1,322	109	5,601
Provision for income taxes	—	(14)	(4)	(50)
Debt satisfaction charges, net	—	—	—	(299)
Gains on sales of properties	—	18,542	1,577	22,052
Impairment charges	—	(371)	—	(11,062)
Total discontinued operations	—	19,479	1,682	16,242
Net income (loss)	(5,200)	42,177	79,378	59,278
Less net income attributable to noncontrolling interests	(784)	(1,772)	(2,525)	(3,537)
Net income (loss) attributable to Lexington Realty Trust shareholders	(5,984)	40,405	76,853	55,741
Dividends attributable to preferred shares – Series C	(1,573)	(1,573)	(4,718)	(4,718)
Allocation to participating securities	(72)	(112)	(264)	(399)
Net income (loss) attributable to common shareholders	$(7,629)	$38,720	$71,871	$50,624
Income (loss) per common share – basic:
Income (loss) from continuing operations	$(0.03)	$0.09	$0.30	$0.15
Income from discontinued operations	—	0.08	0.01	0.07
Net income (loss) attributable to common shareholders	$(0.03)	$0.17	$0.31	$0.22
Weighted-average common shares outstanding – basic	234,018,062	229,463,522	233,457,400	228,337,871
Income (loss) per common share – diluted:
Income (loss) from continuing operations	$(0.03)	$0.09	$0.30	$0.15
Income from discontinued operations	—	0.08	0.01	0.07
Net income (loss) attributable to common shareholders	$(0.03)	$0.17	$0.31	$0.22
Weighted-average common shares outstanding – diluted	234,018,062	229,922,110	233,776,838	228,830,020
Amounts attributable to common shareholders:
Income (loss) from continuing operations	$(7,629)	$20,151	$70,189	$35,330
Income from discontinued operations	—	18,569	1,682	15,294
Net income (loss) attributable to common shareholders	$(7,629)	$38,720	$71,871	$50,624

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	September 30, 2015	December 31, 2014
Assets:
Real estate, at cost	$3,586,435	$3,671,560
Real estate - intangible assets	669,341	705,566
Investments in real estate under construction	155,546	106,238
	4,411,322	4,483,364
Less: accumulated depreciation and amortization	1,153,841	1,196,114
Real estate, net	3,257,481	3,287,250
Assets held for sale	—	3,379
Cash and cash equivalents	86,269	191,077
Restricted cash	12,327	17,379
Investment in and advances to non-consolidated entities	28,050	19,402
Deferred expenses, net	62,225	65,860
Loans receivable, net	95,806	105,635
Rent receivable – current	9,896	6,311
Rent receivable – deferred	78,957	61,372
Other assets	21,614	20,229
Total assets	$3,652,625	$3,777,894

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$804,238	$945,216
Credit facility borrowings	73,000	—
Term loans payable	505,000	505,000
Senior notes payable	497,879	497,675
Convertible notes payable	12,128	15,664
Trust preferred securities	129,120	129,120
Dividends payable	45,307	42,864
Liabilities held for sale	—	2,843
Accounts payable and other liabilities	42,692	37,740
Accrued interest payable	14,679	8,301
Deferred revenue - including below market leases, net	43,521	68,215
Prepaid rent	16,991	16,336
Total liabilities	2,184,555	2,268,974

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 235,179,131 and 233,278,037 shares issued and outstanding in 2015 and 2014, respectively	24	23
Additional paid-in-capital	2,779,836	2,763,374
Accumulated distributions in excess of net income	(1,422,417)	(1,372,051)
Accumulated other comprehensive income (loss)	(6,216)	404
Total shareholders’ equity	1,445,243	1,485,766
Noncontrolling interests	22,827	23,154
Total equity	1,468,070	1,508,920
Total liabilities and equity	$3,652,625	$3,777,894

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
EARNINGS PER SHARE:
Basic:
Income (loss) from continuing operations attributable to common shareholders	$(7,629)	$20,151	$70,189	$35,330
Income from discontinued operations attributable to common shareholders	—	18,569	1,682	15,294
Net income (loss) attributable to common shareholders	$(7,629)	$38,720	$71,871	$50,624
Weighted-average number of common shares outstanding	234,018,062	229,463,522	233,457,400	228,337,871
Income (loss) per common share:
Income (loss) from continuing operations	$(0.03)	$0.09	$0.30	$0.15
Income from discontinued operations	—	0.08	0.01	0.07
Net income (loss) attributable to common shareholders	$(0.03)	$0.17	$0.31	$0.22

Diluted:
Income (loss) from continuing operations attributable to common shareholders - basic	$(7,629)	$20,151	$70,189	$35,330
Impact of assumed conversions	—	—	—	—
Income (loss) from continuing operations attributable to common shareholders	(7,629)	20,151	70,189	35,330
Income from discontinued operations attributable to common shareholders - basic	—	18,569	1,682	15,294
Impact of assumed conversions	—	—	—	—
Income from discontinued operations attributable to common shareholders	—	18,569	1,682	15,294
Net income (loss) attributable to common shareholders	$(7,629)	$38,720	$71,871	$50,624

Weighted-average common shares outstanding - basic	234,018,062	229,463,522	233,457,400	228,337,871
Effect of dilutive securities:
Share options	—	458,588	319,438	492,149
Weighted-average common shares outstanding	234,018,062	229,922,110	233,776,838	228,830,020

Income (loss) per common share:
Income (loss) from continuing operations	$(0.03)	$0.09	$0.30	$0.15
Income from discontinued operations	—	0.08	0.01	0.07
Net income (loss) attributable to common shareholders	$(0.03)	$0.17	$0.31	$0.22

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to common shareholders	$(7,629)	$38,720	$71,871	$50,624
Adjustments:
Depreciation and amortization	38,547	39,030	117,936	117,991
Impairment charges - real estate, including non-consolidated entities	32,818	3,115	34,070	30,856
Noncontrolling interests - OP units	452	1,442	1,542	2,556
Amortization of leasing commissions	1,166	1,580	3,859	4,506
Joint venture and noncontrolling interest adjustment	577	495	1,335	1,733
Gains on sales of properties	(1,733)	(18,542)	(24,884)	(22,052)
FFO available to common shareholders and unitholders - basic	64,198	65,840	205,729	186,214
Preferred dividends	1,573	1,573	4,718	4,718
Interest and amortization on 6.00% Convertible Guaranteed Notes	252	508	795	1,618
Amount allocated to participating securities	72	112	264	399
FFO available to common shareholders and unitholders - diluted	66,095	68,033	211,506	192,949
Debt satisfaction (gains) charges, net, including non-consolidated entities	398	455	(13,689)	8,245
Other / Transaction costs	405	257	579	1,514
Company FFO available to common shareholders and unitholders - diluted	66,898	68,745	198,396	202,708

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(12,899)	(13,478)	(35,242)	(31,057)
Lease incentives	212	250	1,157	1,104
Amortization of below/above market leases	287	184	(157)	903
Non-cash interest, net	(598)	(1,824)	520	(4,186)
Non-cash charges, net	2,205	2,114	6,608	6,563
Tenant improvements	(10,562)	(1,961)	(13,184)	(5,960)
Lease costs	(1,066)	(1,895)	(4,242)	(8,414)
Company Funds Available for Distribution	$44,477	$52,135	$153,856	$161,661

Per Common Share and Unit Amounts
Basic:
FFO	$0.27	$0.28	$0.87	$0.80

Diluted:
FFO	$0.27	$0.28	$0.87	$0.80
Company FFO	$0.27	$0.28	$0.81	$0.84
Company FAD	$0.18	$0.22	$0.63	$0.67

Weighted-Average Common Shares:
Basic(3)	237,871,036	233,334,560	237,310,374	232,214,620
Diluted	244,714,549	242,373,712	244,432,218	241,487,119

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic. Lexington also presents FFO available to common shareholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted at the beginning of the period. Lexington also presents Company FFO which adjusts FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others. Company FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

3 Includes OP units other than OP units held by us.

# # #

LEXINGTON REALTY TRUST

2015 Third Quarter Investment / Capital Recycling Summary

PROPERTY INVESTMENTS - LONG TERM LEASES ("LTL")(1)

								Initial
					Initial Basis	Initial Annualized	Initial Cash	GAAP		Lease
	Tenant (Guarantor)	Location		Property Type	($000)	Cash Rent ($000)	Yield	Yield	Month Closed	Expiration
1	Stella & Chewy's, LLC	Oak Creek	WI	LTL - Industrial	$22,139	$1,865	8.4%	9.5%	July	06/2035

CAPITAL RECYCLING

	PROPERTY DISPOSITIONS
					Gross
					Disposition
				Property	Price	Annualized NOI	Month of		Gross Disposition
	Tenant	Location		Type	($000)	($000)	Disposition	% Leased	Price PSF
1	Wagner Industries, Inc.	Jacksonville	FL	Industrial	$1,850	$313	July	97%	$10.96
2	Lockheed Martin Corporation	Orlando	FL	Office	12,800	955	July	100%	$69.57
3	Multi-Tenant	Baltimore	MD	Office	121,000	8,318	August	94%	$253.96

3	TOTAL PROPERTY DISPOSITIONS				$135,650	$9,586

Footnotes

(1)	In addition, Lexington foreclosed on a loan investment and acquired the vacant office property collateral located in Westmont, IL. Lexington also acquired a consolidated joint venture partner's interest in an office property located in Philadelphia, PA for $4.0 million, raising Lexington's ownership interest in the property from 87.5% to 100.0%.

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

9/30/2015

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE - LONG TERM LEASES (1)

												Estimated
						Maximum	Investment					Completion/	Estimated	Estimated
					Lease	Commitment/Estimated	balance as of					Acquisition	Initial	GAAP
	Location		Sq. Ft	Asset Type	Term (Years)	Completion Cost ($000)	9/30/15($000)	Estimated Cash Investment Next 12 Months ($000)				Date	Cash Yield	Yield
								Q4 2015	Q1 2016	Q2 2016	Q3 2016
1	Richmond (7)	VA	330,000	LTL - Office	15	$110,137	$97,830	$4,227	$3,895	$2,136	$2,067	4Q 15	8.0%	8.6%
2	Anderson	SC	1,325,000	LTL - Industrial	20	70,012	12,708	19,000	19,000	19,000	-	2Q16	5.9%	7.3%
3	Lake Jackson	TX	664,000	LTL - Office	20	166,164	45,008	27,500	27,500	27,500	27,500	4Q 16	7.3%	8.9%
3	TOTAL CONSOLIDATED BUILD-TO-SUIT PROJECTS (2)					$346,313	$155,546	$50,727	$50,395	$48,636	$29,567

1	Houston (3)	TX	274,000	LTL - Retail/Specialty	20	$86,491	$28,602	$13,784	$13,784	$13,784	$13,784	3Q 16	7.5%	7.5%
1	TOTAL NON-CONSOLIDATED BUILD-TO-SUIT PROJECTS					$86,491	$28,602	$13,784	$13,784	$13,784	$13,784

4	TOTAL BUILD-TO-SUIT PROJECTS					$432,804	$184,148	$64,511	$64,179	$62,420	$43,351

FORWARD COMMITMENTS - LONG TERM LEASES (1)

						Estimated
						Completion/	Estimated
					Estimated Acquisition	Acquisition	Initial Cash	Estimated
	Tenant	Location	Property Type	Sq. Ft.	Cost ($000)	Date	Yield	GAAP Yield	Lease Term
1	Preferred Freezer Services of Richland LLC (4)	Richland, WA	LTL - Industrial	456,412	$152,000	4Q 15	7.1%	8.6%	20 yrs
2	Chrysler Group LLC (5)	Detroit, MI	LTL - Industrial	189,960	29,680	1Q 16	7.4%	7.4%	20 yrs
2	TOTAL FORWARD COMMITMENTS			646,372	$181,680		7.2%	8.4%

BUILD-TO-SUIT NOI (6)
	2011	2012	2013	2014	3Q 2015
Net operating income ($000)	$1,156	$5,268	$11,920	$21,438	$19,759

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $161.2 million.
(3)	Lexington has a 25% interest as of September 30, 2015. Lexington may provide construction financing up to $56.7 million to the joint venture. Estimated cash investments for next 12 months are Lexington's estimated contributions / loan amounts. Lease contains annual CPI increases.
(4)	Lexington provided a $10.0 million letter of credit.
(5)	Lexington funded a $2.5 million deposit.
(6)	Net operating income generated from completed build-to-suit projects funded by Lexington beginning in 2010.
(7)	Funding estimates include fundings for earn-out leases.

LEXINGTON REALTY TRUST
2015 Third Quarter Financing Summary

DEBT RETIRED

			Face / Satisfaction
Location	Tenant (Guarantor)	Property Type	($000)	Fixed Rate	Maturity Date

Consolidated Mortgage Debt:
Baltimore, MD (1)	Multi-Tenant	Office	$55,000	4.32%	06/2023

Corporate Debt:
6% Convertible Notes	N/A	N/A	$400	6.00%	01/2017

DEBT REPLACEMENT

Lexington entered into a new $905.0 million unsecured credit agreement, which replaced Lexington's existing revolving credit facility and term loans. (2)

	Prior Maturity	New Maturity	Prior Interest	Current Interest	Current Fixed
	Date	Date	Rate	Rate	Rate
$400.0 million Revolving Credit Facility (3)	02/2017	08/2019	LIBOR +1.15%	LIBOR +1.00%	N/A
$250.0 million Term Loan (4)	02/2018	08/2020	LIBOR +1.35%	LIBOR +1.10%	2.192%
$255.0 million Term Loan (5)	01/2019	01/2021	LIBOR +1.75%	LIBOR +1.10%	2.523%

Footnotes

(1) Assumed by the buyer at sale.

(2) With lender approval, the facility can be increased to $1.8 billion.

(3) Maturity date can be extended to 08/2020 at Lexington's option.

(4) Lexington previously entered into aggregate interest rate swap agreements, which fix the LIBOR component of the loan at 1.09% through 02/2018.

(5) Lexington previously entered into aggregate interest rate swap agreements, which fix the LIBOR component of the loan at 1.42% through 01/2019.

LEXINGTON REALTY TRUST
2015 Third Quarter Leasing Summary

LEASE EXTENSIONS

							New Cash	Prior Cash	New GAAP	Prior GAAP
					Lease		Rent Per	Rent Per	Rent Per	Rent Per
				Prior	Expiration		Annum	Annum	Annum	Annum
	Tenant	Location		Term	Date	Sq. Ft.	($000)(1)	($000)	($000)(1)	($000)

	Office / Multi-Tenant Office
1	Atlantic Health System, Inc.	Rockaway	NJ	06/2026	12/2027	60,258	$859	$964	$779	$753
2-4	Various	Various	AZ/HI	2015	2016-2021	34,758	346	444	347	481

4	Total office lease extensions					95,016	$1,205	$1,408	$1,126	$1,234

	Industrial
1	Corning Property Management Corporation	Erwin	NY	11/2016	11/2026	408,000	$1,395	$1,318	$1,388	$1,318
2	Walgreen Co. / Walgreen Eastern Co.	Orlando	FL	03/2016	03/2021	205,016	508	508	786	786

2	Total industrial lease extensions					613,016	$1,903	$1,826	$2,174	$2,104

	Retail
1	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	Tulsa	OK	05/2016	05/2026	43,123	$236	$255	$236	$255
1	Total retail lease extension					43,123	$236	$255	$236	$255

7	TOTAL EXTENDED LEASES					751,155	$3,344	$3,489	$3,536	$3,593

NEW LEASES

						New Cash	New GAAP
				Lease		Rent Per	Rent Per
				Expiration		Annum	Annum
	Tenant	Location		Date	Sq. Ft.	($000)(1)	($000)(1)
	Office/Multi-Tenant Office
1	Kennedy-Donovan Center, Inc.	Foxborough	MA	02/2017	8,151	$149	$149
2	Atlantic Health System, Inc.	Rockaway	NJ	12/2027	32,068	457	415

2	TOTAL NEW LEASES				40,219	$606	$564

9	TOTAL NEW AND EXTENDED LEASES				791,374	$3,950	$4,100

Footnotes

(1) Assumes twelve months rent from the later of 10/1/15 or lease commencement/extension, excluding free rent periods as applicable.

LEXINGTON REALTY TRUST

Other Revenue Data

9/30/2015

($000)

Other Revenue Data

	GAAP Base Rent
Asset Class	Nine months ended
		9/30/15	9/30/14
	9/30/15 (1)	Percentage	Percentage
Long-Term Leases (2)	$116,350	40.7%	40.9%
Office	106,971	37.4%	38.0%
Industrial	47,409	16.5%	12.7%
Multi-tenant	9,386	3.3%	6.7%
Retail/Specialty	6,003	2.1%	1.7%
	$286,119	100.0%	100.0%

	GAAP Base Rent
Long-Term Leases (2)	Nine months ended
		9/30/15	9/30/14
	9/30/15 (1)	Percentage	Percentage
Land / Infrastructure	$46,062	39.6%	41.9%
Office	36,561	31.4%	33.3%
Industrial	30,638	26.3%	23.1%
Retail/Specialty	3,089	2.7%	1.7%
	$116,350	100.0%	100.0%

	GAAP Base Rent
Asset Class (3)	Nine months ended
		9/30/15	9/30/14
	9/30/15 (1)	Percentage	Percentage
Land/ Infrastructure	$46,062	16.1%	13.6%
Office	143,532	50.2%	55.1%
Industrial	78,047	27.3%	22.2%
Multi-Tenant	9,386	3.3%	6.7%
Retail/Specialty	9,092	3.1%	2.4%
	$286,119	100.0%	100.0%

	GAAP Base Rent
Credit Ratings (4)	Nine months ended
		9/30/15	9/30/14
	9/30/15 (1)	Percentage	Percentage
Investment Grade	$100,033	35.0%	38.3%
Non-Investment Grade	43,111	15.0%	11.4%
Unrated	142,975	50.0%	50.3%
	$286,119	100.0%	100.0%

Footnotes

(1) Nine months ended 9/30/2015 GAAP base rent recognized for consolidated properties owned as of 9/30/2015.

(2) Long-term leases are defined as leases having a term of ten years or longer.

(3) Long-term leases included and reclassified by property type.

(4) Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.

LEXINGTON REALTY TRUST

Other Revenue Data (Continued)

9/30/2015

($000)

Weighted-Average Lease Term - Cash Basis	As of 9/30/15	As of 9/30/14
	12.4 years	11.4 years

Weighted-Average Lease Term - Cash Basis - Adjusted (1)	As of 9/30/15	As of 9/30/14
	8.7 years	8.4 years

Base Rent Estimates for Current Assets

			Projected
			Straight-line /
			GAAP Rent
Year	Cash (2)	GAAP (2)	Adjustment
2015-remaining	$84,043	$95,603	$(11,560)
2016	$332,673	$374,063	$(41,390)

Same-Store NOI (3)(4)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Total Base Rent	$78,950	$77,543	$231,386	$232,558
Tenant Reimbursements	7,114	6,759	22,116	21,047
Property Operating Expenses	(11,305)	(11,610)	(35,540)	(34,579)
Same-Store NOI	$74,759	$72,692	$217,962	$219,026

Change in Same-Store NOI	2.8%		(0.5)%

Same-Store Percent Leased (4)

As of 9/30/15	As of 9/30/14
97.3%	98.6%

Lease Escalation Data (5)

Footnotes

(1) Adjusted to reflect NY land leases to first purchase option date.

(2) Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 9/30/2015.

(3) NOI is on a consolidated cash basis. Excludes potential foreclosures.

(4) Adjusted for potential foreclosures on Rochester, NY and Bridgewater, NJ properties.

(5) Based on nine months consolidated Cash base rents for single-tenant leases. Excludes parking operations and $6.5 million in step-down leases.

LEXINGTON REALTY TRUST

Portfolio Detail By Asset Class

9/30/2015

($000, except square footage)

Asset Class	YE 2012	YE 2013	YE 2014	3Q 2015

Office
% of ABR (1)	64.3%	61.3%	51.4%	50.2%
LTL	22.4%	26.8%	31.8%	25.5%
STL	77.6%	73.2%	68.2%	74.5%
Leased	98.6%	99.0%	98.6%	99.2%
Wtd. Avg. Lease Term (2)	6.6	7.2	7.4	7.1
Mortgage Debt	$1,078,345	$692,460	$426,635	$333,554
% Investment Grade (1)	62.1%	57.2%	53.7%	49.0%
Square Feet	15,726,609	15,316,875	13,264,134	12,517,508
Cash Rent	$198,183	$214,774	$192,865	$139,229

Industrial
% of ABR (1)	22.9%	23.2%	23.0%	27.3%
LTL	33.7%	35.2%	42.8%	39.3%
STL	66.3%	64.8%	57.2%	60.7%
Leased	99.6%	99.8%	99.7%	99.6%
Wtd. Avg. Lease Term (2)	7.5	7.2	7.9	8.4
Mortgage Debt	$221,055	$206,209	$177,951	$183,953
% Investment Grade (1)	23.1%	34.1%	29.3%	30.8%
Square Feet	21,317,359	21,473,994	22,612,691	25,104,724
Cash Rent	$70,600	$84,039	$89,991	$77,237

Land/Infrastructure
% of ABR (1)	0.5%	4.9%	14.3%	16.1%
LTL	100.0%	100.0%	100.0%	100.0%
STL	0.0%	0.0%	0.0%	0.0%
Leased	100.0%	100.0%	100.0%	100.0%
Wtd. Avg. Lease Term (2)	19.1	72.7	73.1	70.6
Wtd. Avg. Lease Term Adjusted (3)	19.1	23.7	22.8	23.0
Mortgage Debt	$-	$213,500	$213,475	$242,557
% Investment Grade (1)	0.0%	0.2%	0.4%	0.4%
Cash Rent	$1,219	$9,259	$22,717	$19,107

Multi-Tenant
% of ABR (1)	9.0%	7.9%	8.7%	3.3%
Leased	67.4%	66.4%	53.9%	39.1%
Wtd. Avg. Lease Term (2)	7.1	7.0	6.9	3.6
Mortgage Debt	$102,582	$71,754	$116,763	$31,352
% Investment Grade (1)	33.2%	34.5%	19.3%	43.3%
Square Feet	2,396,631	2,259,189	2,414,889	2,531,834
Cash Rent	$25,169	$27,941	$34,458	$9,373

Retail/Specialty
% of ABR (1)	3.3%	2.7%	2.6%	3.1%
LTL	15.3%	21.0%	28.1%	34.0%
STL	84.7%	79.0%	71.9%	66.0%
Leased	99.3%	98.5%	94.3%	97.9%
Wtd. Avg. Lease Term (2)	8.0	7.2	9.1	8.6
Mortgage Debt	$13,979	$13,566	$13,170	$12,822
% Investment Grade (1)	22.0%	18.7%	22.4%	16.0%
Square Feet	1,755,608	1,489,267	1,447,724	1,395,517
Cash Rent	$8,186	$7,947	$8,948	$6,764

Loans Receivable	$72,540	$99,443	$105,635	$95,806
Construction in progress (4)	$71,634	$78,656	$121,184	$165,001

Footnotes

(1) Percentage of GAAP base rent.

(2) Cash basis.

(3) Cash basis adjusted to reflect NY land leases to first purchase option date.

(4) Includes development classified as real estate under construction on a consolidated basis.

LEXINGTON REALTY TRUST

Portfolio Composition

9/30/2015

Footnotes

(1) Based on gross book value of assets as of 9/30/2015.

(2) Based on nine months GAAP base rent as of 9/30/2015.

LEXINGTON REALTY TRUST

Components of Net Asset Value

9/30/2015

($000)

The purpose of providing the following information is to enable readers to derive their own estimate of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties nine month cash net operating income (NOI) (1)
Land/ Infrastructure	$19,082
Office	128,989
Industrial	79,906
Multi-Tenant	2,282
Retail/Specialty	6,855
Total Net Operating Income	$237,114

Lexington's share of non-consolidated nine month NOI (1)
Land/Infrastructure	$200
Office	1,701
Retail/Specialty	910
$2,811
Other income
Advisory fees	$233

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets	$105,295

Add other assets:
Loans receivable	$95,806
Development investment at cost incurred	172,453
Cash and cash equivalents	86,269
Restricted cash	12,328
Accounts receivable, net	9,896
Other assets	21,614
Total other assets	$398,366

Liabilities:
Corporate level debt	$1,217,127
Mortgages and notes payable	804,238
Dividends payable	45,307
Accounts payable, accrued expenses and other liabilities	74,363
Preferred stock, at liquidation value	96,770
Lexington's share of non-consolidated mortgages	8,619
Total deductions	$2,246,424

Common shares & OP units at 9/30/2015	239,032,105

Footnotes

(1)	Nine months ended September 30, 2015 Cash NOI for the existing property portfolio excludes straight-line income, other GAAP adjustments, minority interests' share of NOI and NOI related to assets undervalued by a capitalized NOI method. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70%. For assets in this category an NOI capitalization approach is not appropriate and accordingly the company's net book value has been used. NOI has been adjusted for acquisitions, divestitures, and changes in occupancy during the period, as applicable.

LEXINGTON REALTY TRUST

Top Markets

9/30/2015

		Percent of
		GAAP Base
		Rent as of
	Core Based Statistical Area (2)	9/30/15 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	16.7%
2	Dallas-Fort Worth-Arlington, TX	6.8%
3	Houston-Sugar Land-Baytown, TX	6.5%
4	Memphis, TN-MS-AR	4.4%
5	Kansas City, MO-KS	3.9%
6	Phoenix-Mesa-Scottsdale, AZ	3.9%
7	Boston-Cambridge-Quincy, MA-NH	2.4%
8	Denver-Aurora, CO	2.3%
9	Detroit-Warren-Livonia, MI	2.2%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.2%
11	Columbus, OH	2.0%
12	Charlotte-Gastonia-Rock Hill, NC-SC	1.9%
13	Las Vegas-Paradise, NV	1.8%
14	Indianapolis-Carmel, IN	1.8%
15	San Jose-Sunnyvale-Santa Clara, CA	1.7%
16	Chicago-Naperville-Joliet, IL-IN-WI	1.6%
17	Atlanta-Sandy Springs-Marietta, GA	1.5%
18	Cincinnati-Middletown, OH-KY-IN	1.4%
19	Orlando-Kissimmee, FL	1.4%
20	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.3%
	Total Top Markets (3)	67.6%

Footnotes

(1)	Nine months ended 9/30/2015 GAAP base rent recognized for consolidated properties owned as of 9/30/2015.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

Single-Tenant Office Markets

9/30/2015

Footnotes

(1)	Nine months ended 9/30/2015 GAAP base rent recognized for consolidated office properties owned as of 9/30/2015. Includes long-term office properties.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

LEXINGTON REALTY TRUST

Tenant Industry Diversification

9/30/2015

Footnotes

(1) Nine months ended 9/30/2015 GAAP base rent recognized for consolidated properties owned as of 9/30/2015.

LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

9/30/2015

Top 10 Tenants or Guarantors - Cash Basis

			Sq. Ft. Leased		Percent of
			as a Percent	Cash Base	Cash Base
			of	Rent as of	Rent as of
	Number of	Sq. Ft.	Consolidated	9/30/2015	9/30/2015
Tenants or Guarantors	Leases	Leased	Portfolio (2)	($000) (1)	($000) (1) (2)
FedEx Corporation / Federal Express Corporation	3	787,829	1.9%	$9,427	3.7%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	7,666	3.0%
United States of America	3	398,214	1.0%	6,870	2.7%
Schlumberger Holdings Corp. (4)	1	554,385	1.3%	6,089	2.4%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	5,634	2.2%
Nissan North America, Inc.	2	1,691,049	4.1%	5,565	2.2%
Xerox Corporation	1	202,000	0.5%	5,302	2.1%
Michelin North America, Inc.	3	2,503,916	6.0%	5,279	2.1%
T-Mobile USA, Inc. / T-Mobile West Corporation	5	386,078	0.9%	5,193	2.1%
SM Ascott LLC	1	0	0.0%	4,314	1.7%
	28	9,052,953	21.7%	$61,339	24.4%

Top 10 Tenants or Guarantors - GAAP Basis

			Sq. Ft. Leased		Percent of
			as a Percent	GAAP Base	GAAP Base
			of	Rent as of	Rent as of
	Number of	Sq. Ft.	Consolidated	9/30/2015	9/30/2015
Tenants or Guarantors	Leases	Leased	Portfolio (2)	($000) (3)	($000) (3) (2)
SM Ascott LLC	1	0	0.0%	$13,030	4.6%
FC-Canal Ground Tenant LLC	1	0	0.0%	11,167	3.9%
AL-Stone Ground Tenant LLC	1	0	0.0%	10,192	3.6%
FedEx Corporation / Federal Express Corporation	3	787,829	1.9%	9,673	3.4%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	7,456	2.6%
United States of America	3	398,214	1.0%	7,129	2.5%
Nissan North America, Inc.	2	1,691,049	4.1%	5,685	2.0%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	5,658	2.0%
Schlumberger Holdings Corp. (4)	1	554,385	1.3%	5,520	1.9%
Michelin North America, Inc.	3	2,503,916	6.0%	5,310	1.9%
	24	8,464,875	20.3%	$80,820	28.2%

Footnotes

(1)	Nine months ended 9/30/2015 Cash base rent recognized for consolidated properties owned as of 9/30/2015.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Nine months ended 9/30/2015 GAAP base rent recognized for consolidated properties owned as of 9/30/2015.
(4)	Primarily rent from former tenant, Baker Hughes, Inc., which was paid semi-annually in uneven amounts.

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

9/30/2015

		GAAP Base	Percent of	Percent of
	Number of	Rent as of	GAAP Base Rent	GAAP Base Rent
	Leases	9/30/2015	as of	as of
Year	Expiring	($000)	9/30/2015	9/30/2014
2015 - remaining	1	$366	0.1%	0.2%
2016	12	12,140	4.4%	4.9%
2017	17	18,152	6.6%	6.5%
2018	30	18,468	6.7%	6.7%
2019	20	22,092	8.1%	7.5%
2020	16	17,906	6.5%	6.5%
2021	12	16,910	6.2%	5.7%
2022	8	9,594	3.5%	3.4%
2023	5	9,919	3.6%	7.0%
2024	9	10,594	3.9%	3.3%
Thereafter	76	137,783	50.3%	42.7%

Total (1)	206	$273,924	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

9/30/2015

			Percent of
		GAAP Base	GAAP Base
	Number of	Rent as of	Rent
	Leases	9/30/2015	as of
Year	Expiring	($000)	9/30/2015
2015 - remaining	22	$646	0.2%
2016	27	12,518	4.5%
2017	26	18,444	6.6%
2018	35	20,084	7.2%
2019	26	23,159	8.3%
2020	18	18,160	6.5%
2021	15	18,217	6.5%
2022	9	9,634	3.4%
2023	6	10,083	3.6%
2024	9	10,594	3.8%
Thereafter	77	137,790	49.3%

Total (1)	270	$279,329	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

LEXINGTON REALTY TRUST

Property Leases and Vacancies- Consolidated Portfolio - 9/30/2015

									Cash	GAAP
								Sq.Ft.	Rent	Base Rent	9/30/2015
Year of Lease	Date of Lease							Leased or Available	as of	as of 9/30/2015	Debt Balance
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	(1)	9/30/2015 ($000) (2)	($000) (3)	($000)	Debt Maturity
LONG-TERM LEASE PROPERTIES

2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	85,200	875	875	7,639	04/2016

	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	Industrial	18,620	413	413	-	-

		2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	60,000	846	846	7,214	04/2016

		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	Office	138,443	1,551	1,669	-	-

2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	500,500	2,479	1,903	-	-

	3/31/2026	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	Office	97,000	835	942	-	-

		633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	Industrial	310,000	907	977	-	-

	5/31/2026	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	Retail	43,123	192	192	-	-

	6/30/2026	351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	475,218	805	869	-	-

	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	1,079	1,053	8,471	11/2016

	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	Industrial	222,200	433	433	-	-

	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	646,000	1,580	1,624	19,000	07/2017

	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	241,977	818	860	-	-

		736 Addison Rd.	Erwin	NY	—	Corning Property Management Corporation	Industrial	408,000	989	979	7,995	10/2018

		500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	68,693	801	951	6,500	02/2017

	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	104,807	1,210	1,303	-	-

2027	2/28/2027	554 Nissan Parkway	Canton	MS	—	Nissan North America, Inc.	Industrial	1,466,000	2,866	3,116	-	-

	4/30/2027	1315 West Century Dr.	Louisville	CO	5	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	Office	106,877	869	955	-	-

		2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	159,000	802	752	-	-

	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	98,849	1,348	1,495	-	-

	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	Office	42,290	440	481	-	-

	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	Office	150,000	1,497	1,876	-	-

	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	169,585	4,190	4,577	37,079	11/2027

	11/30/2027	1700 Millrace Dr.	Eugene	OR	10	Oregon Research Institute / Educational Policy Improvement Center	Office	80,011	1,257	1,559	-	-

	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	264,598	586	610	-	-

		333 Mt. Hope Ave.	Rockaway	NJ	—	Atlantic Health System, Inc.	Office	92,326	-	858	-	-

2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	Industrial	140,330	3,578	3,851	49,833	03/2028

	4/30/2028	9655 Maroon Circle	Englewood	CO	—	TriZetto Corporation	Office	166,912	2,617	2,883	-	-

	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	35,459	485	484	-	-

	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	Retail	45,554	471	520	-	-

2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	282,000	2,317	3,190	-	-

		175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	Land and Infrastructure	-	195	162	-	-

	3/31/2029	2800 High Meadow Circle	Auburn Hills	MI	—	Faurecia USA Holdings, Inc.	Office	278,000	1,736	1,983	-	-

	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	—	International Automotive Components Group North America, Inc.	Industrial	276,782	1,179	1,305	-	-

2030	3/31/2030	549 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	855,878	2,625	2,942	15,000	06/2016

	5/31/2030	3301 Stagecoach Rd. NE	Thomson	GA	—	Hollander Sleep Products, LLC (Hollander Home Fashions Holdings)	Industrial	208,000	340	378	-	-

	7/31/2030	3940 South Teller St.	Lakewood	CO	11	Addenbrooke Classical Academy	Office	68,165	310	429	-	-

	9/30/2030	810 Gears Rd.	Houston	TX	—	United States of America	Office	68,985	-	-	-	-

2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	673,518	1,718	1,950	-	-

2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land and Infrastructure	-	1,379	1,592	-	-

	10/31/2032	143 Diamond Avenue	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	Office	49,024	762	963	-	-

	12/31/2032	3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	252,400	3,012	3,687	-	-

2033	10/31/2033	1001 Innovation Road	Rantoul	IL	—	Easton-Bell Sports, Inc.	Industrial	813,126	2,606	3,110	-	-

	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	Office	127,810	2,119	2,483	-	-

	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	17,000	367	367	-	-

		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	2,500	41	41	-	-

		2950 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	8,000	116	116	-	-

		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	Office	12,622	164	164	-	-

LEXINGTON REALTY TRUST

Property Leases and Vacancies- Consolidated Portfolio - 9/30/2015

									Cash	GAAP
								Sq.Ft.	Rent	Base Rent	9/30/2015
Year of Lease	Date of Lease							Leased or Available	as of	as of 9/30/2015	Debt Balance
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	(1)	9/30/2015 ($000) (2)	($000) (3)	($000)	Debt Maturity
LONG-TERM LEASE PROPERTIES

2034	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	Industrial	180,235	1,605	1,918	-	-

2035	3/31/2035	7007 F.M. 362	Brookshire	TX	—	Orizon Industries, Inc. (Spitzer Industries, Inc.)	Industrial	262,095	808	981	-	-

		13863 Industrial Road	Houston	TX	—	Curtis Kelly, Inc. (Spitzer Industries, Inc.)	Industrial	187,800	1,030	1,250	-	-

	6/30/2035	111 West Oakview Pkwy.	Oak Creek	WI	—	Stella & Chewy's, LLC	Industrial	164,007	371	417	-	-

2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land and Infrastructure	132,449	4,098	5,080	-	-

2039	3/31/2039	854 Paragon Way	Rock Hill	SC	—	Physicians Choice Laboratory Services, LLC	Office	104,497	1,418	1,868	-	-

2043	2/28/2043	1237 W. Sherman Avenue	Vineland	NJ	—	HealthSouth Rehabilitation Hospital of South Jersey, LLC (HealthSouth Corporation)	Specialty	39,287	840	840	-	-

2048	12/31/2048	30 Light St	Baltimore	MD	—	30 Charm City, LLC	Land and Infrastructure	-	45	45	-	-

2055	1/31/2055	499 Derbyshire Drive	Venice	FL	—	Littlestone Brotherhood LLC	Land and Infrastructure	31,180	880	1,328	-	-

2112	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	Land and Infrastructure	-	3,697	11,167	69,286	01/2027

	309-313	West 39th St.	New York	NY	17	SM Ascott LLC	Land and Infrastructure	-	4,314	13,030	80,841	01/2027

		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	Land and Infrastructure	-	3,374	10,192	63,237	01/2027

2113	10/31/2113	15 West 45th St.	New York	NY	—	ZE-45 Ground Tenant LLC	Land and Infrastructure	-	1,125	3,466	29,193	01/2025

N/A	Vacancy	810 Gears Rd.	Houston	TX	—	(Available for Lease)	Office	9,910	-	-	-	-
LONG TERM TOTAL/WEIGHTED AVERAGE						99.9% Leased		11,619,918	$81,410	$116,350	$401,288

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2015

								Cash	GAAP
							Sq.Ft.	Rent	Base Rent	9/30/2015
Year of Lease	Date of Lease						Leased or	as of	as of 9/30/2015	Debt Balance
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Available (1)	9/30/2015 ($000) (2)	($000) (3)	($000)	Debt Maturity
OFFICE PROPERTIES

2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	54,683	631	377	7,565	01/2016

	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	180,507	1,844	2,391	18,387	07/2016

		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	221,215	1,865	1,739	-	-

	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	278,759	1,130	1,298	-	-

	7/8/2016	1460 Tobias Gadsen Blvd.	Charleston	SC	13	Hagemeyer North America, Inc.	50,076	995	895	7,209	02/2021

	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	60,200	911	911	5,641	04/2016

	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	389	376	3,566	01/2017

2017	1/31/2017	10300 Kincaid Dr.	Fishers	IN	16	Roche Diagnostics Operations, Inc.	193,000	3,220	3,036	-	-

	3/31/2017	1701 Market St.	Philadelphia	PA	—	Car-Tel Communications, Inc.	1,220	42	42	-	-

	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	Arrow Electronics, Inc.	128,500	2,623	2,274	-	-

	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	793	794	-	-

		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	27,189	144	202	-	-

	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	1,476	1,400	-	-

2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	78,895	795	866	-	-

	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	81	81	-	-

	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	2,680	2,552	-	-

	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	659	588	-	-

	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	377	380	-	-

		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	233	96	-	-

	8/31/2018	2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics Inc.	20,203	169	269	-	-

		3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	976	691	-	-

	9/30/2018	1701 Market St.	Philadelphia	PA	—	CBC Restaurant Corp.	8,070	168	158	-	-

	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	445	445	-	-

	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	320,198	3,842	3,866	34,288	05/2019

	12/31/2018	2550 Interstate Dr.	Harrisburg	PA	9	AT&T Services, Inc. / AXA Equitable Life Insurance Company / Crump Life Insurance Services Inc.	87,718	878	994	-	-

2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	1,244	1,101	-	-

	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	155,925	1,792	1,792	16,346	05/2019

	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	5,230	5,260	-	-

	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	1,053	829	9,429	08/2019

	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	1,403	1,426	-	-

	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	3,471	3,405	22,055	07/2019

	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	123,416	1,689	1,701	-	-

		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	1,072	857	9,562	12/2019

	12/31/2019	400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	740	754	-	-

		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	91,879	1,157	1,174	9,491	06/2016

2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	1,744	1,683	19,688	02/2020

	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	554	580	-	-

	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	132,981	1,119	1,085	-	-

		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile West Corporation	75,016	760	652	-	-

	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	132,617	1,162	1,190	-	-

	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	1,064	860	8,886	10/2020

	9/30/2020	600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,155	1,220	1,318	-	-

		9200 South Park Center Loop	Orlando	FL	—	Zenith Education Group, Inc. (ECMC Group, Inc.)	59,927	842	852	9,507	02/2017

		550 International Parkway	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,920	1,228	1,322	-	-

	10/31/2020	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	178	178	-	-

2021	1/31/2021	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	54,117	625	374	-	-

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2015

								Cash	GAAP
							Sq.Ft.	Rent	Base Rent	9/30/2015
Year of Lease	Date of Lease						Leased or	as of	as of 9/30/2015	Debt Balance
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Available (1)	9/30/2015 ($000) (2)	($000) (3)	($000)	Debt Maturity
OFFICE PROPERTIES

		1701 Market St.	Philadelphia	PA	—	Morgan, Lewis & Bockius LLP	289,432	3,214	3,224	-	-

	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	1,976	1,976	-	-

	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	2,600	2,600	17,536	01/2021

	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	80,028	502	516	-	-

	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	1,871	1,745	13,816	11/2021

	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	1,655	1,638	-	-

2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	999	899	-	-

	4/30/2022	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	—	The Weiss Group, LLC	18,500	159	160	-	-

	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	1,201	1,280	-	-

	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	378	378	-	-

	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	1,513	1,399	-	-

	12/31/2022	147 Milk St.	Boston	MA	—	Atrius Health, Inc.	52,337	1,276	1,246	12,363	12/2018

		231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	3,234	3,227	-	-

2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	176,402	1,652	2,023	-	-

	3/31/2023	8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	2,699	2,569	-	-

	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	5,302	4,981	49,787	12/2023

2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	407	430	-	-

	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	1,353	1,462	-	-

		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	1,354	1,519	-	-

	8/31/2024	10475 Crosspoint Blvd.	Indianapolis	IN	—	RGN-Indianapolis I, LLC	14,236	215	214	-	-

	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	824	941	-	-

	11/30/2024	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	77,906	1,270	1,405	-	-

	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	180,230	1,180	1,268	-	-

2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	111,409	1,231	1,213	-	-

	2/28/2025	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	2,258	2,124	-	-

		1401 Nolan Ryan Expy.	Arlington	TX	—	Cyient, Inc. (Infotech Enterprise Limited)	13,590	122	117	-	-

	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	292,700	2,305	2,225	-	-

	3/31/2025	2706 Media Center Dr.	Los Angeles	CA	—	Bank of America, National Association	62,323	-	582	-	-

	5/31/2025	1701 Market St.	Philadelphia	PA	—	TruMark Financial Credit Union	2,641	79	79	-	-

	6/30/2025	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	111,911	976	973	-	-

	9/30/2025	10001 Richmond Ave.	Houston	TX	11	Schlumberger Holdings Corp.	554,385	6,089	5,520	-	-

N/A	N/A	1701 Market St.	Philadelphia	PA	—	Parking Operations	-	1,911	1,911	-	-

	Vacancy	10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	3,764	-	-	-	-

		1701 Market St.	Philadelphia	PA	—	(Available for Lease)	2,674	-	-	-	-

		2050 Roanoke Rd.	Westlake	TX	—	(Available for Lease)	52,293	-	-	-	-

		1401 Nolan Ryan Expy.	Arlington	TX	—	(Available for Lease)	36,809	13	13	-	-
OFFICE TOTAL/WEIGHTED AVERAGE						99.0% Leased	9,775,602	$108,531	$106,971	$275,122

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2015

								Cash
								Rent	GAAP
							Sq. Ft.	as of	Base Rent	9/30/2015
Year of Lease	Date of Lease						Leased or	9/30/2015 ($000)	as of 9/30/2015	Debt Balance
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Available (1)	(2)	($000) (3)	($000)	Debt Maturity
INDUSTRIAL PROPERTIES

2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	357	366	-	-

2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	7	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	716	640	-	-

	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Group, Inc.	344,700	969	967	-	-

	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	744,570	1,714	1,714	-	-

	12/31/2016	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	628	605	5,838	09/2016

		3686 South Central Ave.	Rockford	IL	—	Pierce Packaging Co.	93,000	227	227	-	-

2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	1,194	1,271	-	-

	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	1,958	1,539	-	-

	5/31/2017	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	415	415	-	-

		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	664	662	-	-

	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	330,988	965	873	9,133	06/2017

	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	848	815	-	-

	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	296,972	2,041	1,947	22,298	11/2017

		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	1,034	1,106	-	-

	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	1,517	1,437	-	-

2018	6/30/2018	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	196,946	615	600	-	-

		1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	1,010	1,006	-	-

	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	769	769	-	-

		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	631	523	-	-

	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	551	551	-	-

2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	2,113	1,958	17,706	09/2019

	12/31/2019	2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	1,025	1,056	-	-

2020	1/31/2020	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	2,540	2,540	-	-

	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	2,550	2,550	-	-

	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	900	714	7,755	12/2020

	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	1,055	957	-	-

	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	329	306	-	-

	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	897	1,119	-	-

2021	3/31/2021	2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	381	589	-	-

	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	126,213	619	562	-	-

	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	1,268	1,359	-	-

	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	1,520	1,310	-	-

	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	1,030	1,017	-	-

2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	957	1,005	-	-

2023	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	229	229	-	-

2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	993,685	1,501	1,378	5,148	04/2019

	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,539	1,884	1,977	-	-

2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	336,350	1,009	1,009	-	-

		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	424,904	1,266	1,266	-	-

		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	211,598	906	906	-	-

		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	167,770	403	403	-	-

		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	539,592	2,129	2,129	-	-

	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	420,597	1,675	1,230	8,849	08/2025

	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	458,000	1,540	1,657	15,398	09/2016

N/A	Vacancy	324 Industrial Park Rd.	Franklin	NC	11	(Available for Lease)	72,868	150	150	-	-

		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	-	-	-	-
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.4% Leased	16,630,840	$48,699	$47,409	$92,125

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2015

									Cash	GAAP
									Rent	Base Rent	9/30/2015
									as of	as of	Debt
Year of Lease	Date of Lease							Percentage	9/30/2015	9/30/2015	Balance
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant	Sq.Ft.	Leased	($000) (2)	($000) (3)	($000)	Debt Maturity
MULTI-TENANT PROPERTIES (8,14)

Various	Various	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	92%	1,833	1,788	-	-

		1501 Nolan Ryan Expy.	Arlington	TX	—	Multi-Tenant	74,739	0%	-	-	-	-

		180 South Clinton St.	Rochester	NY	—	Multi-Tenant	226,000	0%	-	-	17,234	08/2016

		2210 Enterprise Dr.	Florence	SC	—	Caliber Funding, LLC	176,557	21%	547	518	-	-

		26555 Northwestern Pkwy.	Southfield	MI	11	Multi-Tenant	359,645	0%	97	216	-	-

		275 Technology Dr.	Canonsburg	PA	—	Multi-Tenant	107,872	0%	-	-	-	-

		33 Commercial St.	Foxborough	MA	11	Multi-Tenant	164,689	5%	3,759	3,759	-	-

		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	51,067	50%	325	302	-	-

		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	95,065	100%	847	858	-	-

		6050 Dana Way	Antioch	TN	—	Multi-Tenant	674,528	96%	1,397	1,377	-	-

		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Multi-Tenant	115,558	0%	-	-	14,118	03/2016

		700 Oakmont Ln.	Westmont	IL	—	Multi-Tenant	269,715	0%	-	-	-	-

		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	63%	568	568	-	-
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						39.1% Leased	2,531,834		$9,373	$9,386	$31,352

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2015

								Cash
								Rent	GAAP
							Sq.Ft.	as of	Base Rent	9/30/2015
Year of Lease	Date of Lease						Leased or Available	9/30/2015 ($000)	as of 9/30/2015	Debt Balance
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	(1)	(2)	($000) (3)	($000)	Debt Maturity
RETAIL/SPECIALTY PROPERTIES

2017	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	42,130	96	96	-	-

	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	13,924	356	243	-	-

2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	46,350	349	349	-	-

	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	23,000	104	104	-	-

		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23,000	124	124	-	-

	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	119	126	-	-

	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	59	59	-	-

	10/31/2018	130 Midland Ave.	Port Chester	NY	—	A&P Real Property, LLC (Pathmark Stores, Inc.)	59,613	344	731	-	-

		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	145	145	-	-

	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	94,970	119	247	468	07/2018

		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,210	135	563	551	07/2018

		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	120,727	199	361	1,181	07/2018

		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	107,489	212	416	834	07/2018

		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	193,193	300	548	532	07/2018

		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation/ Project Bay Exchange LLC (Sears, Roebuck and Co.)	90,933	140	260	785	07/2018

2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	139	142	-	-

	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	150	150	-	-

		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	71	71	-	-

		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	149	149	-	-

		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	84	84	-	-

		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	66	66	-	-

		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	58	58	-	-

		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	59	59	-	-

2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	120	117	-	-

N/A	Vacancy	1084 East Second St.	Franklin	OH	11	(Available for Lease)	29,119	-	735	-	-
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						97.5% Leased	1,155,018	$3,697	$6,003	$4,351

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						95.7% Leased (4)	41,713,212	$251,710	$286,119	$804,238

Footnotes
1	Square foot leased or available.
2	Nine months ended 9/30/2015 cash rent.
3	Nine months ended 9/30/2015 GAAP base rent.
4	Consolidated portfolio is 96.5% leased, excluding properties owned subject to mortgages in default.
5	20,000 square feet is leased to 5/31/2023.
6	Lexington has a 71.1% interest in this property.
7	Subsequent to 9/30/2015, lease extended to 02/2023.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Includes 23,535 square feet leased to 10/31/2025.
10	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Tenant terminated its lease effective 7/8/2016 for a cash payment of $1.5 million.
14	The multi-tenanted properties incurred approximately $5.5 million in operating expenses, net for the nine months ended 9/30/2015.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Tenant terminated its lease effective 1/31/2017 for a cash payment of $2.0 million received in July 2015 and an additional $2.0 million is due in 2017.
17	Assignee of LG-39 Ground Tenant LLC.

LEXINGTON REALTY TRUST

Select Credit Metrics

	9/30/2014		9/30/2015

Company FFO Payout Ratio	60.1%		63.0%

Unencumbered Assets (1)	$2.93 billion		$3.26 billion

Unencumbered NOI (2)	59.9%		69.9%

(Debt + Preferred) / Gross Assets	44.1%		43.9%

Debt/Gross Assets	42.2%		41.9%

Market Cap Leverage	47.4%		49.9%

Secured Debt / Gross Assets	19.6%		16.7%

Net Debt / EBITDA	6.2	x	6.2	x

(Net Debt + Preferred) / EBITDA	6.5	x	6.5	x

Credit Facilities Availability (3)	$383.9 million		$317.0 million

Development / Gross Assets	1.8%		3.4%

EBITDA / Revenue	73.4%		71.5%

EBITDA / (PrefDiv + Interest Expense)	3.2	x	3.2	x

(JV + Advisory Income) / Revenues	0.4%		0.4%

Footnotes
(1) Includes loans receivable.
(2) Excludes the NOI from sold properties.
(3) Subject to covenant compliance.

LEXINGTON REALTY TRUST

Historical Credit Metrics Summary

	2011		2012		2013		2014

Company FFO Payout Ratio	48.5%		56.1%		60.3%		60.8%

Unencumbered Assets (1)(2)	$1.15 billion		$1.76 billion		$2.59 billion		$2.87 billion

Unencumbered NOI (1)	25.9%		34.5%		55.3%		59.9%

(Debt + Preferred) / Gross Assets	48.7%		46.6%		43.0%		44.0%

Debt/Gross Assets	40.9%		41.1%		41.1%		42.0%

Market Cap Leverage	52.5%		46.6%		45.4%		43.7%

Secured Debt / Gross Assets (1)	31.9%		30.9%		23.9%		19.0%

Net Debt / EBITDA	5.5	x	6.5	x	6.4	x	5.7	x

(Net Debt + Preferred) / EBITDA	6.6	x	7.3	x	6.7	x	6.0	x

Credit Facilities Availability (3)	$294.3 million		$296.3 million		$443.4 million		$385.4 million

Development / Gross Assets	0.9%		1.6%		1.6%		2.4%

EBITDA / Revenue	77.0%		76.5%		74.4%		71.8%

EBITDA / (PrefDiv + Interest Expense)	2.3	x	2.4	x	3.1	x	3.1	x

(JV + Advisory Income or (loss)) / Revenues	8.5%		4.4%		0.5%		0.4%

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.
(3)	Subject to covenant compliance.

LEXINGTON REALTY TRUST

FINANCIAL COVENANTS (1)

Corporate Level Debt

Bank Loans:	Must be:	9/30/2015

Maximum Leverage	< 60%	47.1%
Fixed Charge Coverage	> 1.5X	2.5X
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 45%	19.3%
Unsecured Debt Service Coverage	> 2.0X	4.6X
Unencumbered Leverage	< 60%	39.2%

Bonds:

Debt to Total Assets	< 60%	43.1%
Secured Debt to Total Assets	< 40%	17.0%
Debt Service Coverage	> 1.5X	4.0X
Unencumbered Assets to Unsecured Debt	> 150%	280.5%

Footnotes

(1)	As defined in respective loan/bond agreements.

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

9/30/2015

					Current
					Estimated
		Debt	Interest		Annual Debt	Balloon
		Balance	Rate		Service ($000)	Payment
Property	Footnotes	($000)	(%)	Maturity (a)	(d)	($000)
Mortgages with Balloons
Temple, TX		$7,565	6.090%	01/2016	$189	$7,463
Bridgewater, NJ	(b)	14,118	5.732%	03/2016	1,443	13,825
Omaha, NE		7,639	5.610%	04/2016	295	7,560
Bremerton, WA		5,641	6.090%	04/2016	261	5,479
Tempe, AZ		7,214	5.610%	04/2016	279	7,140
Byhalia, MS	(j)	15,000	4.710%	06/2016	538	15,000
Lisle, IL		9,491	6.500%	06/2016	581	9,377
Farmers Branch, TX		18,387	5.939%	07/2016	946	18,363
Rochester, NY	(b)	17,234	6.210%	08/2016	2,164	16,765
Glenwillow, OH		15,398	6.130%	09/2016	1,217	15,132
Plymouth, IN		5,838	6.315%	09/2016	486	5,723
Tomball, TX		8,471	6.063%	11/2016	683	8,041
Memphis, TN		3,566	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,507	5.722%	02/2017	696	9,309
Dubuque, IA		9,133	5.402%	06/2017	733	8,727
Shreveport, LA		19,000	5.690%	07/2017	1,099	19,000
McDonough, GA		22,298	6.110%	11/2017	1,674	21,651
Erwin, NY		7,995	5.910%	10/2018	728	6,637
Boston, MA		12,363	6.100%	12/2018	996	11,520
Overland Park, KS		34,288	5.891%	05/2019	2,657	31,812
Kansas City, MO		16,346	5.883%	05/2019	1,268	15,179
Columbus, IN		22,055	2.210%	07/2019	4,757	4,993
Meridian, ID		9,429	6.010%	08/2019	753	7,675
Streetsboro, OH		17,706	5.749%	09/2019	1,344	16,338
Lenexa, KS		9,562	6.270%	12/2019	774	7,770
Boca Raton, FL		19,688	6.470%	02/2020	1,542	18,414
Oakland, ME		8,886	5.930%	10/2020	750	7,660
Lavonia, GA		7,755	5.460%	12/2020	741	5,895
Charleston, SC		7,209	5.850%	02/2021	520	6,632
Whippany, NJ		13,816	6.298%	11/2021	1,344	10,400
New York, NY		29,193	4.100%	01/2025	1,217	29,193
Chester, SC		8,849	5.380%	08/2025	1,144	362
New York, NY	(e)	213,364	4.660%	01/2027	10,225	200,632
Lenexa, KS		37,079	3.700%	11/2027	3,027	10,000
Subtotal/Wtg. Avg./Years Remaining (l)		$677,583	5.180%	6.2	$47,616	$589,651

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

9/30/2015

					Current
					Estimated
		Debt	Interest		Annual Debt	Balloon
		Balance	Rate		Service ($000)	Payment
Property	Footnotes	($000)	(%)	Maturity (a)	(d)	($000)

Full Amortizing Mortgages
Lorain, OH		1,181	7.750%	07/2018	499	-
Manteca, CA		834	7.750%	07/2018	353	-
Watertown, NY		785	7.750%	07/2018	332	-
Fairlea, WV		551	7.750%	07/2018	233	-
San Diego, CA		532	7.750%	07/2018	225	-
Galesburg, IL		468	7.750%	07/2018	198	-
North Berwick, ME		5,148	3.560%	04/2019	1,532	-
Wall, NJ		17,536	6.250%	01/2021	3,774	-
Palo Alto, CA		49,787	3.970%	12/2023	7,059	-
Long Island City, NY		49,833	3.500%	03/2028	4,538	-

Subtotal/Wtg. Avg./Years Remaining (l)		$126,655	4.214%	9.1	$18,743	$-

Subtotal/Wtg. Avg./Years Remaining (l)		$804,238	5.028%	6.6	$66,359	$589,651

Corporate (k)
Revolving Credit Facility		$73,000	1.197%	08/2019	$886	$73,000
Term Loan		250,000	2.192%	08/2020	5,556	250,000
Term Loan		255,000	2.523%	01/2021	6,523	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Senior Notes	(f)	250,000	4.400%	06/2024	11,000	250,000
Convertible Notes	(i)(c)	12,400	6.000%	01/2030	744	12,400
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$1,219,520	3.603%	8.0	$44,119	$1,219,520
Total/Wtg. Avg./Years Remaining (l)		$2,023,758	4.169%	7.4	$110,478	$1,809,171

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Loan is in default.
(c)	Represents full payable of notes; discount of $272 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Loan is cross-collateralized on three properties.
(f)	Represents full payable of notes; discount of $254 excluded from balance.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $1,867 excluded from balance.
(i)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(j)	Property was expanded. Mortgage is recourse during expansion and Lexington was not released from the guaranty as of 9/30/2015.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

9/30/2015

		LXP			Current		Proportionate
	Debt	Proportionate	Interest		Estimated Annual	Balloon	Share Balloon
	Balance	Share	Rate		Debt Service	Payment	Payment
Joint Venture	($000)	($000) (3)	(%)	Maturity	($000)	($000)	($000) (3)
Rehab Humble Lessee	$14,427	$2,164	4.700%	05/2017	$950	$13,982	$2,097
Gan Palm Beach Lessee	14,545	3,636	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$47,763	$8,619	4.052%	2.4	$2,556	$46,541	$8,358

Footnotes

(1) Weighted-average interest rate based on proportionate share.

(2) Weighted-average years remaining on maturities based on proportionate debt balance.

(3) Total balance shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

Debt Maturity Schedule

9/30/2015

($000)

Consolidated Properties
	Mortgage
	Scheduled	Mortgage
Year	Amortization	Balloon Payments	Corporate Debt
2015 - remaining	$6,174	$-	$-
2016	26,729	129,868	-
2017	26,835	68,671	12,400
2018	26,507	18,157	-
2019	22,580	83,767	73,000
	$108,825	$300,463	$85,400

Non-Consolidated Investments - LXP Proportionate Share
	Mortgage
	Scheduled	Mortgage
Year	Amortization	Balloon Payments
2015 - remaining	$28	$-
2016	118	-
2017	94	2,097
2018	21	6,261
2019	-	-
	$261	$8,358

Footnotes

(1) Percentage denotes weighted-average interest rate.

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

9/30/2015

Collateral						Current
						Estimated
						Annual
			Loan Balance	Interest	Maturity	Debt Service	Balloon Payment
	City	State	($000)(1)	Rate	Date	($000)(2)	($000)
Office	Oklahoma City (3)	OK	$8,420	11.50%	12/2015	$258	$8,420
Retail	Various	Various	932	8.00%	02/2021	219	-
	Various	Various	434	8.00%	12/2021	94	-
	Various	Various	569	8.00%	03/2022	112	-
Hospital	Kennewick	WA	85,451	9.00%	05/2022	7,438	87,245
	Total Mortgage Loans Receivable		$95,806			$8,121	$95,665

Footnotes

(1) Includes accrued interest receivable, loan losses, and net origination fees.

(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.

(3) Short-term loan to joint venture partner.

LEXINGTON REALTY TRUST

Partnership Interests

Nine months ended September 30, 2015

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$186
Interest expense	$23
Depreciation and amortization	$237

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$2,811
Interest expense	$419

Footnotes

(1) Excludes discontinued operations and OP unit noncontrolling interests.

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

9/30/2015

($000)

Balance Sheet

Other assets	$21,614

The components of other assets are:

Deposits	$3,553
Equipment	745
Prepaids	1,992
Other receivables	1,193
Deferred lease incentives	13,941
Deferred tax asset	67
Other	123

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$42,692

Accounts payable and accrued expenses	$15,736
CIP accruals and other	10,682
Taxes	1,874
Deferred lease and loan costs	6,178
Deposits	1,049
Escrows	814
Transaction / build-to-suit costs	143
Interest rate swap derivative liability	6,216

Income Statement - Nine months ended September 30, 2015

Non-cash interest expense, net	$(908)

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		Ladenburg Thalmann & Co., Inc.
James Feldman	(646) 855-5808	Daniel P. Donlan	(212) 409-2056

Barclays Capital		Stifel Nicolaus
Ross L. Smotrich	(212) 526-2306	John W. Guinee	(443) 224-1307

Evercore Partners		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 497-0882	Todd J. Stender	(212) 214-8067

J.P. Morgan Chase		Jeffries & Company, Inc.
Anthony Paolone	(212) 622-6682	Omotayo Okusanya	(212) 336-7076

KeyBanc Capital Markets Inc.
Craig Mailman	(917) 368-2316

Appendix A

Land, Infrastructure & Credit Tenant Finance Group

Supplemental Operating and Financial Data

September 30, 2015

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP

SUPPLEMENTAL REPORTING PACKAGE

September 30, 2015

LAND, INFRASTRUCTURE, & CREDIT TENANT FINANCE GROUP

Balance Sheet, Income Statement and Company FFO/FAD

9/30/2015

($000)

Balance Sheet

Land	$326,052
Buildings, improvements and real estate intangibles, net	314,642

Cash	984
Deferred - accounts receivable	64,172
Other assets	19,156
Total Assets	$725,006

Mortgages payable	$432,466
Other liabilities	7,077
Total Liabilities	439,543

Equity	285,463
Total Liabilities and Equity	$725,006

Income Statement and Company FFO/FAD

Revenue:
Rental	$68,742
Other	519

Expenses:
Depreciation and amortization	(16,634)
Property operating	(1,398)
Interest	(14,123)
Other	(285)
Net Income	36,821

Adjustments:
Depreciation and amortization	16,634
Other/transaction costs	182
Company FFO	53,637

GAAP to Cash rent adjustment	(26,966)
Tenant improvements	(8)

Company FAD	$26,663

LAND, INFRASTRUCTURE, & CREDIT TENANT FINANCE GROUP

Select Data

9/30/2015

($000)

Other Revenue Data

	GAAP Base Rent
	Nine months ended
Asset Class	9/30/15 (1)	9/30/15 Percentage
Land and Infrastructure	$46,241	67.3%
Office	15,563	22.6%
Industrial	5,642	8.2%
Specialty	1,296	1.9%
	$68,742	100.0%

Credit Ratings (2)	GAAP Base Rent
	Nine months ended
	9/30/15 (1)	9/30/15 Percentage
Investment Grade	$21,367	31.1%
Non-Investment Grade	1,592	2.3%
Unrated	45,783	66.6%
	$68,742	100.0%

Weighted-Average Lease Term - Cash Basis

As of 9/30/15	As of 9/30/15 with Lease Term End at First Purchase Option Date
37.1 years	15.3 years

Base Rent Estimates for Current Assets

Year	Cash (3)	GAAP (3)	Projected Straight-Line / GAAP Adjustment
2015 - remaining	$14,124	$23,015	$(8,891)
2016	$56,803	$92,061	$(35,258)

Footnotes

(1)	Nine months ended 9/30/2015 GAAP base rent recognized for consolidated properties owned as of 9/30/2015.
(2)	Credit ratings are based upon either tenant, guarantor or parent.
(3)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 9/30/2015.

LAND, INFRASTRUCTURE, & CREDIT TENANT FINANCE GRIOUP

Top 10 Tenants or Guarantors

9/30/2015

Top 10 Tenants or Guarantors - Cash Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Cash Base Rent as of 9/30/2015 ($000) (1)	Percent of Cash Base Rent as of 9/30/2015 ($000) (1) (2)
Xerox Corporation	1	202,000	8.7%	$5,302	12.7%
SM Ascott LLC	1	0	0.0%	4,314	10.3%
United States of America	1	169,585	7.3%	4,190	10.0%
Industrial Terminals Management, L.L.C.	1	132,449	5.7%	4,098	9.8%
FC-Canal Ground Tenant LLC	1	0	0.0%	3,697	8.8%
FedEx Corporation / Federal Express Corporation	1	140,330	6.0%	3,578	8.6%
Cummins, Inc.	1	390,100	16.8%	3,471	8.3%
AL-Stone Ground Tenant LLC	1	0	0.0%	3,374	8.1%
New Jersey Natural Gas Company	1	157,511	6.8%	2,600	6.2%
United Technologies Corporation	1	993,685	42.7%	1,501	3.6%
	10	2,185,660	93.9%	$36,125	86.5%

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 9/30/2015 ($000) (3)	Percent of GAAP Base Rent as of 9/30/2015 ($000) (3) (2)
SM Ascott LLC	1	0	0.0%	$13,030	19.0%
FC-Canal Ground Tenant LLC	1	0	0.0%	11,167	16.2%
AL-Stone Ground Tenant LLC	1	0	0.0%	10,192	14.8%
Industrial Terminals Management, L.L.C.	1	132,449	5.7%	5,080	7.4%
Xerox Corporation	1	202,000	8.7%	4,981	7.2%
United States of America	1	169,585	7.3%	4,577	6.7%
FedEx Corporation / Federal Express Corporation	1	140,330	6.0%	3,851	5.6%
ZE-45 Ground Tenant LLC	1	0	0.0%	3,466	5.0%
Cummins, Inc.	1	390,100	16.8%	3,405	5.0%
New Jersey Natural Gas Company	1	157,511	6.8%	2,600	3.8%
	10	1,191,975	51.2%	$62,349	90.7%

Footnotes

(1)	Nine months ended 9/30/2015 cash base rent recognized for consolidated properties owned as of 9/30/2015.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Nine months ended 9/30/2015 GAAP base rent recognized for consolidated properties owned as of 9/30/2015.

LAND, INFRASTRUCTURE AND CREDIT TENANT FINANCE GROUP

Property Leases and Vacancies - Consolidated Portfolio - 9/30/2015

Date of Lease Expiration	Property Location	City	State	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 9/30/2015 ($000) (2)	GAAP Base Rent as of 9/30/2015 ($000) (3)	9/30/2015 Debt Balance ($000)

12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	American Golf Corporation	Specialty	13,924	356	243	-
7/31/2019	500 Jackson St.	Columbus	IN	Cummins, Inc.	Office	390,100	3,471	3,405	22,055
6/30/2021	1415 Wyckoff Rd.	Wall	NJ	New Jersey Natural Gas Company	Office	157,511	2,600	2,600	17,536
12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	Xerox Corporation	Office	202,000	5,302	4,981	49,787
4/30/2024	113 Wells St.	North Berwick	ME	United Technologies Corporation	Industrial	993,685	1,501	1,378	5,148
12/31/2025	1700 47th Ave North	Minneapolis	MN	Owens Corning Roofing and Asphalt, LLC	Industrial	18,620	413	413	-
8/31/2026	25500 State Hwy. 249	Tomball	TX	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	1,079	1,053	8,471
10/31/2027	11201 Renner Blvd.	Lenexa	KS	United States of America	Office	169,585	4,190	4,577	37,079
3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	FedEx Ground Package System, Inc. (FedEx Corporation)	Industrial	140,330	3,578	3,851	49,833
1/31/2029	175 Holt Garrison Pkwy.	Danville	VA	Home Depot USA, Inc.	Land and Infrastructure	0	195	162	-
4/30/2032	13930 Pike Rd.	Missouri City	TX	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land and Infrastructure	0	1,379	1,592	-
3/31/2038	13901/14035 Industrial Rd.	Houston	TX	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land and Infrastructure	132,449	4,098	5,080	-
12/31/2048	30 Light St	Baltimore	MD	30 Charm City, LLC	Land and Infrastructure	0	224	224	-
1/31/2055	499 Derbyshire Drive	Venice	FL	Littlestone Brotherhood LLC	Land and Infrastructure	31,180	880	1,328	-
10/31/2112	350 and 370-372 Canal St.	New York	NY	FC-Canal Ground Tenant LLC	Land and Infrastructure	0	3,697	11,167	69,286
	309-313 West 39th St.	New York	NY	SM Ascott LLC	Land and Infrastructure	0	4,314	13,030	80,841
	8-12 Stone St.	New York	NY	AL-Stone Ground Tenant LLC	Land and Infrastructure	0	3,374	10,192	63,237
10/31/2113	15 West 45th St.	New York	NY	ZE-45 Ground Tenant LLC	Land and Infrastructure	0	1,125	3,466	29,193
				100% Leased		2,326,460	$41,776	$68,742	$432,466

Footnotes

(1)	Square feet leased or available.
(2)	Nine months ended 9/30/2015 cash rent.
(3)	Nine months ended 9/30/2015 GAAP rent.

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP

Mortgages and Notes Payable

9/30/2015

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)
Tomball, TX		$8,471	6.063%	11/2016	$683	$8,041
North Berwick, ME		5,148	3.560%	04/2019	1,532	-
Columbus, IN		22,055	2.210%	07/2019	4,757	4,993
Wall, NJ		17,536	6.250%	01/2021	3,774	-
Palo Alto, CA		49,787	3.970%	12/2023	7,059	-
New York, NY		29,193	4.100%	01/2025	1,217	29,193
New York, NY	(b)	213,364	4.660%	01/2027	10,225	200,632
Lenexa, KS		37,079	3.700%	11/2027	3,027	10,000
Long Island City, NY		49,833	3.500%	03/2028	4,538	-

Total/Wtg. Avg./Years Remaining (c)		$432,466	4.281%	10.1	$36,812	$252,859

Footnotes

(a)	Total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Loan is cross-collateralized on three properties.
(c)	Total shown may differ from detailed amounts due to rounding.

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP

New York Leased Land Portfolio (1)

Projected Cash Flows ($000)

Aggregate Acquisition Cost:	$332,426	Rent Escalations:	2%

Aggregate Financing (2):	$242,693	Assumed CPI:	2%

Initial Equity:	$89,733

Year	Annual Cash Rent	Debt Service (3)	Net Cash Flow	Yield on Equity

1	$16,383	$10,867	$5,516	6.1%
2	16,711	11,336	5,375	6.0%
3	17,045	11,473	5,572	6.2%
4	17,386	11,610	5,776	6.4%
5	17,733	11,743	5,990	6.7%
6	18,088	11,874	6,214	6.9%
7	18,450	11,995	6,455	7.2%
8	18,819	12,115	6,704	7.5%
9	19,195	12,230	6,965	7.8%
10	19,579	12,343	7,236	8.1%
11	19,971	12,692	7,279	8.1%
12	20,370	12,793	7,577	8.4%
13	20,778	12,888	7,890	8.8%
14	21,193	11,490	9,703	10.8%
15	21,617	11,491	10,126	11.3%
16	22,049	11,491	10,558	11.8%
17	22,490	11,491	10,999	12.3%
18	22,940	11,491	11,449	12.8%
19	23,399	11,491	11,908	13.3%
20	23,867	11,491	12,376	13.8%
21	24,344	11,491	12,853	14.3%
22	24,831	11,491	13,340	14.9%
23	25,328	11,491	13,837	15.4%
24	25,834	11,491	14,343	16.0%
25	26,351	11,491	14,860	16.6%

Residual Value (4)			491,537
TOTAL	$524,751	$293,850	$722,438

Leveraged Internal Rate of Return				11.3%

Footnotes

(1)	Includes four long-term leased land properties located in New York City.
(2)	The properties are encumbered with an initial aggregate $242.7 million of non-recourse mortgages. $213.5 million at 4.66% matures January 2027 and $29.2 million at 4.1% matures January 2025.
(3)	Debt assumed refinanced at 5% interest only.
(4)	Purchase option less projected debt.

LAND, INFRASTRUCTURE & CREDIT TENANT FINANCE GROUP

New York Leased Land Portfolio (1)

Projected Cash Flows ($000)

Aggregate Acquisition Cost:	$332,426	Rent Escalations:	2%

Aggregate Financing (2):	$242,693	Assumed CPI:	3%

Initial Equity:	$89,733

Year	Annual Cash Rent	Debt Service (3)	Net Cash Flow	Yield on Equity

1	$16,383	$10,867	$5,516	6.1%
2	16,711	11,336	5,375	6.0%
3	17,045	11,473	5,572	6.2%
4	17,386	11,610	5,776	6.4%
5	17,733	11,743	5,990	6.7%
6	18,088	11,874	6,214	6.9%
7	18,450	11,995	6,455	7.2%
8	18,819	12,115	6,704	7.5%
9	19,195	12,230	6,965	7.8%
10	19,579	12,343	7,236	8.1%
11	22,017	12,692	9,325	10.4%
12	22,458	12,793	9,665	10.8%
13	22,907	12,888	10,019	11.2%
14	23,365	11,490	11,875	13.2%
15	23,832	11,491	12,341	13.8%
16	24,309	11,491	12,818	14.3%
17	24,795	11,491	13,304	14.8%
18	25,291	11,491	13,800	15.4%
19	25,797	11,491	14,306	15.9%
20	26,313	11,491	14,822	16.5%
21	29,590	11,491	18,099	20.2%
22	30,181	11,491	18,690	20.8%
23	30,785	11,491	19,294	21.5%
24	31,401	11,491	19,910	22.2%
25	32,029	11,491	20,538	22.9%

Residual Value (4)			410,428
TOTAL	$574,459	$293,850	$691,037

Leveraged Internal Rate of Return				11.4%

Footnotes

(1)	Includes four long-term leased land properties located in New York.
(2)	The properties are encumbered with an initial aggregate $242.7 million of non-recourse mortgages. $213.5 million at 4.66% matures January 2027 and $29.2 million at 4.1% matures January 2025.
(3)	Debt assumed refinanced at 5% interest only.
(4)	Purchase option less projected debt.